UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 19, 2024

Greenwich LifeSciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39555	20-5473709
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

3992 Bluebonnet Dr, Building 14

Stafford, TX 77477

(Address of principal executive offices, including ZIP code)

(832) 819-3232

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	GLSI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On December 19, 2024, Greenwich LifeSciences, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). A total of 12,848,165 shares of common stock, constituting a quorum, were represented in person or by valid proxies at the Annual Meeting. The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting, as set forth in the Definitive Proxy Statement, filed with the Securities and Exchange Commission on November 1, 2024 are as follows:

Proposal 1. All of the five (5) nominees for director were elected to serve until the 2025 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death. The result of the votes to elect the five (5) directors was as follows:

Directors	For	Against	Abstain	Broker Non Vote
David McWilliams	7,824,313	0	408,663	1,004,439
Snehal S. Patel	8,052,306	0	184,934	1,000,175
Eric Rothe	7,849,736	0	383,240	1,004,439
F. Joseph Daugherty, M.D.	7,987,061	0	245,915	1,004,439
Kenneth Hallock	7,852,855	0	380,121	1,004,439

Proposal 2. The appointment of RBSM, LLP as the Company’s independent registered public accounting firm for its fiscal year ended December 31, 2024 was ratified and approved by the stockholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non Vote
9,224,694	10,077	2,644	0

Proposal 3. The amendment to the Company’s 2019 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance under such plan to 4,000,000 shares from 1,500,000 shares was ratified and approved by the stockholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non Vote
8,067,672	164,730	5,043	999,970

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Greenwich LifeSciences, Inc.

Date: December 19, 2024	By:	/s/ Snehal Patel
Snehal Patel
Chief Executive Officer

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